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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)           OCTOBER 18, 2007
                                                     ---------------------------


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

         NEVADA                        000-27267               33-0773180
----------------------------    -------------------------    ----------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)



                4 MARCONI, IRVINE, CALIFORNIA                   92618
  --------------------------------------------------------- ----------------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:     (949) 707-4800
                                                      ------------------

           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01.        OTHER EVENTS.

     2007 ANNUAL MEETING OF STOCKHOLDERS

         I/OMagic Corporation (the "Corporation") is preparing to hold its 2007 annual meeting of stockholders at 10:00 a.m. on December 21, 2007 at the Corporation's corporate offices in Irvine, California. All holders of record of the Corporation's common stock outstanding as of the close of business on November 2, 2007 will be entitled to vote at the annual meeting. Because the Corporation did not hold an annual meeting last year, the Corporation's management desires to inform the Corporation's stockholders of the revised deadlines for stockholder proposals to be discussed and voted upon at the 2007 annual meeting.

         Proposals by stockholders that are intended for inclusion in the Corporation's proxy statement and proxy and to be presented at the Corporation's 2007 annual meeting must be delivered to the Secretary of the Corporation at the Corporation's principal executive offices by Friday, October 26, 2007 in order to be considered for inclusion in the Corporation's proxy materials. Those proposals may be included in the Corporation's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals as well as Article II, Section 12 of the Corporation's bylaws, as set forth below.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received by, the Secretary of the Corporation at the Corporation's principal executive offices by Friday, November 23, 2007. The notice must set forth as to each matter the stockholder proposes to bring before the meeting the information required by Article II, Section 12 of the Corporation's bylaws and otherwise comply with that section, which provides as follows:

                  SECTION 12. ACTION AT MEETINGS OF STOCKHOLDERS. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors or (c) otherwise properly brought before the annual meeting by any stockholder of the corporation
         (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 12 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this
         Section 12.

                  In addition to any other applicable requirements, for business properly to be brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Chairman of the Board, if any, the President, or the Secretary of the corporation.

                  To be timely, a stockholder's notice which includes a proposal for the company's annual meeting must be received at the principal executive offices of the corporation not less than one hundred twenty
         (120) days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting; provided, however, that in the event the company did not hold an annual meeting the

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         previous year or if the date of this year's annual meeting has been changed by more than thirty (30) days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and mail its proxy materials. For a stockholder's notice which includes a proposal for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the company begins to print and mail its proxy materials. Notwithstanding any of the provisions contained herein, any notice which includes a proposal which seeks action by the corporation's stockholders at any meeting shall comply with the guidelines established by Regulation 14A of the Securities Exchange Act of 1934, as amended, to the extent such regulation is then applicable to the corporation.

                  To be in proper written form, a stockholder's notice must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 12; provided, however, that, once business has been brought properly before the annual meeting in accordance with such procedures, nothing in this
         Section 12 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not brought properly before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not brought properly before the meeting and such business shall not be transacted.

                  Whenever all parties entitled to vote at any meeting consent either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meeting; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

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                  Whenever any notice whatever is required to be given under the provisions of Nevada law, of the Articles of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 18, 2007                    I/OMAGIC CORPORATION


                                           By: /S/ THOMAS L. GRUBER
                                               ---------------------------------
                                                Thomas L. Gruber
                                                Chief Financial Officer









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